      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 28, 1998
                                                   REGISTRATION NO. ____________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM S-8

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

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                     COMPUTER NETWORK TECHNOLOGY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                 MINNESOTA                              41-1356476
      (State or Other Jurisdiction of                (I.R.S. Employer
      Incorporation or Organization)                Identification No.)

           605 NORTH HIGHWAY 169
          MINNEAPOLIS, MINNESOTA                           55441
 (Address of Principal Executive Offices)               (Zip Code)


                              1992 STOCK AWARD PLAN
                            (Full Title of the Plan)

                                GREGORY T. BARNUM
                             CHIEF FINANCIAL OFFICER
                     COMPUTER NETWORK TECHNOLOGY CORPORATION
                              605 NORTH HIGHWAY 169
                          MINNEAPOLIS, MINNESOTA 55441
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (612) 797-6100
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

-------------------- --------------- -------------------- -------------------- -----------------
                                          PROPOSED              PROPOSED
TITLE OF SECURITIES   AMOUNT TO BE    MAXIMUM OFFERING     MAXIMUM AGGREGATE      AMOUNT OF
 TO BE REGISTERED    REGISTERED (1)  PRICE PER SHARE (2)   OFFERING PRICE (2)  REGISTRATION FEE
-------------------- --------------- -------------------- -------------------- -----------------
Common Stock,
par value $0.01      800,000 shares        $6.125              $4,900,000           $1,446
per share
==================== =============== ==================== ==================== =================

(1) This Registration Statement relates to an additional 800,000 shares of Common Stock to be offered pursuant to the 1992 Employee Stock Award Plan, for which plan 5,400,000 shares have previously been registered pursuant to the Registrant's Registration Statements Nos. 33-83262, 33-48944, 33-68372 and 333-31853.

(2) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, based on the average of the high and low sale prices per share of the Registrant's Common Stock as reported on the NASDAQ National Market System on July 23, 1998.

                                     PART II

            INFORMATION REQUIRED BY GENERAL INSTRUCTION E TO FORM S-8


1.       INCORPORATION BY REFERENCE.

         The contents of the Registrant's Registration Statements No. 33-83262, 33-48944, 33-68372 and 333-31853 are incorporated in this Registration Statement by reference.

2.       EXHIBITS (REQUIRED OPINIONS AND CONSENTS).

         Exhibit  Description
         -------  -----------

         5        Opinion of Faegre & Benson LLP, Corporate Counsel to the
                  Company.

         23.1 Consent of Faegre & Benson LLP to the filing of its opinion as an exhibit to this Registration Statement (included in Exhibit
                  5).

         23.2     Consent of KPMG Peat Marwick LLP.

         24 Power of Attorney authorizing Gregory T. Barnum to sign and file all amendments and exhibits to this Registration Statement and any and all applications and instruments pertaining to the registration of the securities covered hereby on behalf of the directors and officers of the Company (included as part of the signature page of this Registration Statement).

         99       1992 Stock Award Plan as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on July 24, 1998.

                                 COMPUTER NETWORK TECHNOLOGY CORPORATION


                                 By:  /s/ Gregory T. Barnum
                                      ------------------------------------------
                                      Gregory T. Barnum, Chief Financial Officer

         Each of the undersigned officers and directors of Computer Network Technology Corporation hereby appoints Gregory T. Barnum as attorney and agent for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, any and all amendments (including post-effective amendments) and exhibits to this Registration Statement and any and all applications and instruments pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURE                      TITLE                         DATE
       ---------                      -----                         ----

/s/ Thomas G. Hudson
--------------------------
Thomas G. Hudson            President and Chief Executive        July 24, 1998
                            Officer (Principal Executive
                            Officer) and Director
/s/ Gregory T. Barnum
--------------------------
Gregory T. Barnum           Chief Financial Officer (Principal   July 24, 1998
                            Financial Officer)
/s/ Jeffrey A. Bertelsen
--------------------------
Jeffrey A. Bertelsen        Corporate Controller and Treasurer   July 24, 1998
                            (Principal Accounting Officer)
/s/ Patrick W. Gross
--------------------------
Patrick W. Gross            Director                             July 24, 1998

/s/ Erwin A. Kelen
--------------------------
Erwin A. Kelen              Director                             July 24, 1998

/s/ Lawrence Perlman
--------------------------
Lawrence Perlman            Director                             July 24, 1998

/s/ John A. Rollwagen
--------------------------
John A. Rollwagen           Director                             July 24, 1998

                                INDEX TO EXHIBITS


Exhibit                                                            Page
-------                                                            ----

5        Opinion of Faegre & Benson LLP, Corporate Counsel
         to the Company.....................................Electronically Filed

23.1 Consent of Faegre & Benson LLP to the filing of its opinion as an exhibit to this Registration
         Statement (included in Exhibit 5).

23.2     Consent of KPMG Peat Marwick LLP...................Electronically Filed

24 Power of Attorney authorizing Gregory T. Barnum to sign and file all amendments and exhibits to this Registration Statement and any and all applications and instruments pertaining to the registration of the securities covered hereby on behalf of the directors and officers of the Company (included as part of the signature page of this Registration Statement).

99       1992 Stock Award Plan as amended...................Electronically Filed